Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Overlay Shares Hedged Large Cap Equity ETF (OVLH)
(the “Fund”)
a series of Listed Funds Trust
Supplement dated December 1, 2025
to the Prospectus and Summary Prospectus (together, the “Prospectuses”), each dated December 31, 2024

Effective December 31, 2025, (i) the Fund’s investment objective will change and (ii) the Fund will no longer sell and purchase short-term put options to generate income as part of its principal investment strategy. Accordingly, as of December 31, 2025, the Fund’s investment objective, principal investment strategies, and principal investment risks are hereby revised, as follows:
The “Investment Objective” section in the Prospectuses is deleted in its entirety and replaced with the following:
The Overlay Shares Hedged Large Cap Equity ETF (the “Fund” or “Hedged Large Cap Equity ETF”) seeks long term capital appreciation while mitigating overall market risk.
The “Principal Investment Strategies” section in the Prospectuses is deleted in its entirety and replaced with the following:
The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its objective by (i) investing in one or more other ETFs that seek to obtain exposure to the performance of U.S. large-cap equity securities or directly in the securities held by such ETFs (collectively, the “Underlying Investments”), and (ii) purchasing long-term out-of-the-money put options (i.e., put options with a strike price below the current price of the reference asset) to seek to hedge against significant declines in U.S. large-cap equities. Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested, directly or indirectly through ETFs, in equity securities of large-cap companies.
In order to mitigate the risks of significant declines in U.S. large-cap equities, the Fund will purchase a series of long-term out-of-the-money put options on the reference asset (typically an index of large-cap securities) with expiration terms ranging from 6 to 18 months. The Fund will typically purchase large put options with a notional value (strike price times the value of the shares) generally approximating the Fund’s net asset value.
The Fund focuses primarily on equity index options which offer both European settlement (i.e., options can only be exercised at their expiration date) and cash settlement (i.e., options carry an obligation by their seller to pay the difference between their strike price and their settlement value instead of allowing the seller to take delivery of securities).
The Fund’s purchase of put options may result in the generation of positive returns for the Fund; however, the loss potential if the strategy is not effective may be greater than the profit potential.
The Adviser employs a disciplined portfolio construction process that relies on guidelines to govern capital allocations based on a quantitative methodology designed by the Adviser to measure the perceived risk of the broad U.S. equity market. In making this determination, the Adviser considers various factors including but not limited to the overall volatility (rate of change) in the markets. The Adviser bases allocation decisions on a combination of quantitative risk metrics and a qualitative assessment of potential risk/reward scenarios, with the ultimate goals of mitigating the effects of volatility in the Fund’s portfolio and maintaining adequate portfolio diversification while seeking to achieve the Fund’s targeted return. The Adviser evaluates the metrics associated with the valuation of options, including volatility, time to expiration and the relationship of the exercise price to the prevailing market price of the reference asset. There can be no guarantee that the Adviser will be successful in implementing the Fund’s strategy. During market conditions in which market volatility rises, the price of options could rise, which could affect the Fund’s performance and ability to achieve its targeted return.
“Implied Volatility Risk” is removed from the “Principal Investment Risks” section in the Prospectuses. In addition, the “Options Risk” and “Tax Risk” discussions are deleted in their entirety and replaced with the following:
Options Risk. Buying options is a speculative activity and entails greater than ordinary investment risks. The Fund’s use of put options can lead to losses because of adverse movements in the price or value of the underlying asset, which may be magnified by certain features of the options. Purchasing of put options involves the payment of premiums, which may adversely affect the Fund’s performance. Purchasing a put option gives the purchaser of the option the right to sell a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. Purchased put options may expire worthless resulting in the Fund’s loss of the premium it paid for the option.
The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying asset. While the Fund will limit its leverage risk based on its value-at-risk test (or “VaR”), the Fund could still lose a significant amount or nearly all of its value if the price of an underlying asset changes significantly enough.
Tax Risk. Options entered into by the Fund may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character, and timing of the Fund’s recognition of gains and losses with respect to straddle positions.

Please retain this supplement with your Prospectus and
Summary Prospectus for future reference.

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